GAIN ON SALE OF SUBSIDIARIES AND DISPOSAL GROUPS	12 Months Ended
Dec. 31, 2019
Discontinued Operations and Disposal Groups [Abstract]
GAIN ON SALE OF SUBSIDIARIES AND DISPOSAL GROUPS
GAIN ON SALE OF SUBSIDIARIES AND DISPOSAL GROUPS

No subsidiaries were sold during the year ended December 31, 2019 or December 31, 2017.

During 2018, the Company entered into an agreement to sell 100% of the share capital of Rig Finance Limited ("Rig Finance"), a wholly owned subsidiary, to an unrelated third party. Rig Finance owned the jack-up drilling rig Soehanah. Net proceeds of $84.4 million were received for the shares, resulting in a net gain of $7.6 million on the sale. At the time of disposal on December 31, 2018, net assets held by Rig Finance were as follows:

(in thousands of $)	2018
Cash and cash equivalents	915
Vessel and equipment, net	76,875
Charter deposit	(913)
Other current liabilities	(90)
Net assets	76,787